Exhibit 99.2

Sound Masking Business

Carved-out Business of LENCORE ACOUSTICS CORPORATION

UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

Sound Masking Business

(Carved-out Business of LENCORE ACOUSTICS CORPORATION)

CONTENTS

Financial Statements Balance Sheet Statement of Income Statement of Changes in Net Parent Investment Statement of Cash Flows	2 3 4 5
Notes to Financial Statements	6-15

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION)
UNAUDITED BALANCE SHEETS
AS OF SEPTEMBER 30, 2019 AND DECEMBER 31, 2018
	Sept 30, 2019	Dec 31, 2018
Assets
Current Assets
Cash and cash equivalents	$2,496,818	$6,977,534
Accounts receivable, net	5,905,293	5,846,929
Inventory	2,646,313	1,644,224
Deferred expenses	587,137	880,705
Prepaid expenses	114,036	146,796
Total Current Assets	11,749,597	15,496,188
Property and Equipment, Net	740,347	755,962
Total Assets	$12,489,944	$16,252,150

Liabilities and Net Parent Investment
Liabilities
Accounts payable	$3,191,905	$3,552,937
Deferred revenue	646,037	969,055
Sales and use tax liability	5,081,236	4,769,914
State tax liability	281,211	281,211
Other current liabilities	40,208	10,812
Total Liabilities	9,240,597	9,583,929
Net Parent Investment	3,249,347	6,668,221
Liabilities and Net Parent Investment	$12,489,944	$16,252,150

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION)
UNAUDITED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30th
	2019	2018

Net Sales	$17,011,201	$17,334,706
Cost of Sales	7,755,350	8,168,377
Gross Profit	9,255,851	9,166,329
Operating Expenses
General and administrative expenses	6,274,382	5,825,571
Operating Income	2,981,469	3,340,758
Other Income
Interest income	—	214
Other income	—	3,388
Total Other Income	—	3,602
Income Before Income Taxes	2,981,469	3,344,360
Income Taxes	—	40,000
Net Income	$2,981,469	$3,304,360

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION)
UNAUDITED STATEMENT OF CHANGES IN
NET PARENT INVESTMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30th
Net Parent Investment - January 1, 2018	$4,422,959
Net Income	3,304,360
Net transfers to parent	(2,369,256)
Net Parent Investment - September 30, 2018	$5,358,063

Net Parent Investment - January 1, 2019	$6,668,221
Net Income	2,981,469
Net transfers to parent	(6,400,343)
Net Parent Investment - September 30, 2019	$3,249,347

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION)
UNAUDITED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30th
	2019	2018
Cash Flows From Operating Activities
Net income	$2,981,469	$3,304,360
Adjustments to reconcile net income to cash provided by operating activities:
Provision for bad debts	6,402	51,699
Depreciation of P&E	55,216	50,892
Inventory reserve	37,261	14,257
Change in Working Capital
A/R	(64,766)	(2,253,460)
Inventory	(1,039,350)	(437,884)
Deferred Expenses and Revenue	(29,450)	1,185,939
Prepaid	32,760	(221,947)
Accounts Payable	(361,032)	68,894
S&U Tax	311,322	259,017
State Tax	—	40,433
Other current liabilities	29,395	(98,162)
Net cash used in operating activities	$1,959,227	$1,964,038
Cash Used in Investing Activities
Purchases of property and equipment	(39,600)	(19,227)
Net cash used in investing activities	$(39,600)	$(19,227)
Cash Used in Financing Activities
Net transfers to Parent	(6,400,343)	(2,369,256)
Net cash used in financing activities	$(6,400,343)	$(2,369,256)

Decrease in Cash and Cash Equivalents	(4,480,716)	(424,445)
Cash and Cash Equivalents - Beginning	6,977,534	7,178,496
Cash and Cash Equivalents - Ending	$2,496,818	$6,754,051

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION) NOTES TO THE UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30TH, 2019 & 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Sound Masking Business (the Company) manufactures, installs and distributes sound masking equipment to offices, hospitals, hotels, education centers and other end users, distributors and contractors principally throughout the United States and Canada.  The Company operates as part of Lencore Acoustics Corp. (the “Parent”), which also manufactures, installs and distributes distributed audio, mass notification and related equipment.

BASIS OF PRESENTATION

The Company has historically operated as part of the Parent and not as a standalone company. Financial statements representing the historical operations of the Company have been derived from Parent’s historical accounting records and are presented on a carve-out basis.  The financial statements of the Company give effect to accounting and allocation policies established by the Company's management for purposes of these financial statements and are in accordance with accounting principles generally accepted in the United States (U.S. GAAP) . All revenues and costs as well as assets and liabilities directly associated with the business activity of the Company are included in the financial statements. The financial statements also include allocations of certain general, administrative, sales and marketing expenses from Parent on a basis that management believes to be reasonable to reflect the financial position, results of operations and cash flows of the Company, including allocated portions of the Parent’s expenses. However, amounts recognized by the Company are not necessarily representative of the amounts that would have been reflected in the financial statements had the Company operated independently of Parent.

All significant transactions between the Company and Parent have been included in the accompanying financial statements. Transactions with Parent are reflected in the accompanying Statement of Changes in Net Parent Investment as “Net transfers to parent” and in the accompanying Balance Sheet within “Net parent investment.”

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION) NOTES TO THE UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30TH, 2019 & 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The following allocation policies have been established by management of the Company and have been consistently applied in the financial statements. In the opinion of management, the methods for allocating these costs are reasonable. It is not practicable to estimate the costs that would have been incurred had the Company been operated on a stand-alone basis.

(i)	Specifically-Identifiable Operating Expenses

Costs which relate entirely to the operations of the Company are attributed entirely to the Company. These expenses consist of costs of personnel who are 100% dedicated to the operations of the Company, all costs associated with locations that conduct only the business of the Company and amounts paid to third parties for services rendered to the Company. In addition, any costs incurred by Parent, which are specifically identifiable to the operations of the Company, are attributed to the Company.

(ii)	Shared Operating Expenses

Parent incurs the cost of certain corporate general and administrative services and shared services that benefit all of its businesses, including the Company. These shared services include executive management, legal, accounting, consulting, information services, telecommunications, human resources, insurance, sales and marketing. These costs have been allocated to the Company based on one of the following allocation methods: (1) percentage of Company revenues, (2) headcount, and (3) time study estimations on an employee-by-employee basis. Management determined which allocation method was appropriate based on the nature of the shared service being provided.

Allocations of shared costs have been included in the accompany statement of income of the Company for the nine-months ended September 30th, as follows:

	2019	2018
Cost of sales	$713,250	$958,449
General and administrative expenses	1,879,876	1,846,609
Total	$2,593,126	$2,805,058

Intracompany transactions have been eliminated. The net effect of the settlement of transactions between the Company and the Parent together with the cash transfers to and from the Parent are reflected in the Statements of Changes in Net Parent Investment as net transfers to parent, in the Statements of Cash flows as a financing activity and in the Balance Sheets as net parent investment.

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION) NOTES TO THE UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30TH, 2019 & 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONCENTRATION OF CREDIT RISK

The Company has cash balances in banks in excess of the maximum amount insured by the FDIC as of September 30th, 2019 and December 31, 2018. The Company places its cash and cash equivalents with high quality financial institutions. The Company does not believe it is exposed to any significant credit risk on cash and cash equivalents.

The Company considers all short-term investments with an original maturity of three months or less (i.e. money market accounts, certificates of deposit, etc.) to be cash equivalents.

ACCOUNTS RECEIVABLE

Accounts receivable are customers’ obligations due under normal trade terms. The Company routinely reviews accounts receivable by customer account aging to determine the collectability of the amounts due based on information received from the customer, past history and economic conditions. In doing so, the Company adjusts the allowance for doubtful accounts accordingly to reflect the net realizable value of an account receivable. Accounts receivable are written off once management determines that they are uncollectible. The allowance for doubtful accounts is $58,129 and $51,699 at September 30, 2019 and December 31, 2018, respectively.

INVENTORIES

Inventories, consisting of raw materials, work in progress and finished goods, are valued at the lower of cost or net realizable value. Cost is determined using the first-in, first-out method.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Maintenance and repairs are charged to expense as incurred; costs of major additions and betterments are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the respective accounts and any resulting gain or loss is reflected in income.

DEFERRED CHARGES

Deferred charges represent the expenses incurred by the Company in advance of merchandise being received by its customers and installations that have started but have not been completed at the end of the reporting period.  The deferred charges are recognized once the shipment has been received and/or the installation has been completed.

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION) NOTES TO THE UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30TH, 2019 & 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

IMPAIRMENT OF LONG-LIVED ASSETS

The Company reviews long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. The Company does not believe there was any impairment of long-lived assets as of September 30th, 2019 and December 31, 2018.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued expenses. Management believes the carrying value of these instruments approximate their fair values due to their short-term maturities.

SHIPPING AND HANDLING

Shipping and handling costs are charged to operations as incurred and are included in cost of sales in the accompanying statement of income. Shipping and handling costs amounted to $376,929 and $251,992 for the nine-months ended September 30th, 2019 and 2018, respectively.

ADVERTISING COSTS

Advertising costs are expensed as incurred. Total advertising costs charged to expense for the nine-months ended September 30th, 2019 and 2018 were $207,085 and $60,091, respectively.

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION) NOTES TO THE UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30TH, 2019 & 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

The Company adopted Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606) effective January 1, 2019. The adoption of Topic 606 did not have a material impact on the consolidated financial statements.  The Company derives its revenue from product sales and, in certain instances, from related installation.  For both revenue streams, the Company recognizes revenue from the sale of its products and related installation when obligations under the terms of a contract with our customers are satisfied; this occurs with the transfer of control of our products or throughout the completion of service work. Revenue is measured as the amount of consideration we expect to receive in exchange for transferring promised goods or services to a customer. The Company offers its customer a one-year warranty on any defects related to the products, but warranty expense has been immaterial.

For performance obligations satisfied over time, which include the installation services performed, whereby the customer simultaneously receives and consumes the benefits provided, the Company recognizes revenue on the basis of the Company’s efforts or inputs to the satisfaction of these performance obligations, measured by actual total cost incurred to the total estimated costs for each project.

The Company has identified two separate and distinct performance obligations: 1) the sale of sound masking equipment and 2) installation services. For equipment sales, control is transferred, and revenue is recognized from the sale upon shipment to or pick up by the customer in accordance with the contract terms. For installation services, revenue is recognized as the performance of the installation occurs in accordance with the contract terms. Accounts receivable are recorded when the right to consideration becomes unconditional

RESEARCH AND DEVELOPMENT

Research and development costs are charged to operations when incurred and are included in selling, general and administrative expenses. Research and development costs for the nine-months ended September 30, 2019 and 2018 was $8,475 and $714, respectively.

DEFERRED REVENUE

Deferred revenue represents amounts invoiced for installation services related to equipment which was shipped during the year but for which the installation was not completed as of September 30, 2019 and December 31, 2018.

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION) NOTES TO THE UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30TH, 2019 & 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The Parent, with the consent of its stockholders, has elected “S” Corporation status under the Internal Revenue Code. The stockholders of an “S” Corporation are taxed on their proportionate share of the “S” Corporation’s taxable income. Accordingly, no provision of liability for Federal income taxes has been included in the financial statements. However, the provision includes income taxes for the State of New York.

Management has concluded that the Company is a pass-through entity but evaluates its filing positions for uncertain tax positions. The Company has recorded approximately $280,000 as an uncertain tax position liability within the financial statements relating to states that administer entity-level taxes in which the Company is currently not filing an income tax return.  Of that liability, approximately $0 and $40,000 was recorded during the nine-months ended September 30, 2019 and 2018 and is classified as income tax expense. The Company classifies interest and penalties, when material, as income tax expense.  Management’s conclusions regarding uncertain tax positions may be subject to review and adjustment at a later date based upon ongoing analyses of tax laws, regulations and interpretations thereof as well as other factors.

USE OF ESTIMATES IN THE FINANCIAL STATEMENTS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVENTORIES

Inventories at September 30, 2019 and December 31, 2018 consists of the following:

	2019	2018
Finished goods	$62,311	$37,825
Raw materials and subassemblies	2,584,002	1,606,399
Inventories	$2,646,313	$1,644,224

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION) NOTES TO THE UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30TH, 2019 & 2018

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment at September 30, 2019 and December 31, 2018 consists of the following:

	2019	2018	Estimate Useful Lives
Machinery and equipment	$134,820	$134,820	5-7 years
Trucks and autos	48,493	48,493	5-7 years
Furniture and fixtures	22,576	22,576	5-7 years
Computer equipment	51,750	12,149	5-7 years
Leasehold improvements	861,400	861,400	Life of lease
	1,119,039	1,079,438
Less: accumulated depreciation and amortization	(378,692)	(323,476)
Property and Equipment, Net	$740,347	$755,962

Depreciation and amortization expense for the nine-months ended September 30, 2019 and 2018 was $55,216 and $50,892, respectively.

NOTE 4 - RELATED PARTY Disclosures

During the nine-months ended September 30, 2018 and 2019, the Company rented its headquarter office in Woodbury, NY from Ship 142 LLC, an entity related through common ownership.   The Company also pays insurance, real estate taxes and other operating expenses related to this property.  Total amounts paid to this entity were $233,282 and $280,338 for the nine-months ended September 30, 2019 and 2018, respectively and it was included in the general and administrative expenses on the income statement.  At each of September 30, 2019 and December 31, 2018, Ship 142 owed the company $75,461 and $68,292, respectively.

The Company also rents additional warehouse space in Norfolk, NY from Meroke Realty Corp, a related entity through common ownership, on a month-to-month basis. Total amounts paid to this entity were $103,500 for both of the nine-months ended September 30, 2019 and 2018 respectively and are included in Cost of Sales expenses on the income statement. At each of September 30, 2019 and December 31, 2018, Meroke owed the Company $65,000 and $58,825, respectively.

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION) NOTES TO THE UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30TH, 2019 & 2018

NOTE 4 - RELATED PARTY Disclosures (CONTINUED)

Until January 2020, The Company also outsourced its warehouse operations in Norfolk, NY to Custom Acoustics Company, a related entity through a family relationship of the Parent’s owners.  Total payments paid to this entity were $625,235 and $561,933 for the nine-months ended September 30, 2019 and 2018, respectively and are included in Cost of Sales expenses on the income statement.  At September 30, 2019 and December 31, 2018, the Company owed Custom Acoustics $0 and $6,040, respectively.

NOTE 5 - RETIREMENT PLAN

The Parent maintains a 401(k) defined contribution plan and a profit sharing plan (the “Plan”) covering substantially all of its nonunion employees. The Plan allows for employees to defer up to 100% of annual compensation not to exceed the annual contribution limit as determined by the Internal Revenue Service. Participants age 50 and over are permitted to make additional contributions up to IRS limits. The Company contributions are pursuant to safe harbor rules. Company contributions for the nine-months ended September 30th, 2019 and 2018 resulted in expense of $45,101 and $45,989, respectively.

NOTE 6 - ECONOMIC DEPENDENCY

MAJOR VENDORS

During the nine months ended September 30, 2019, and 2018 one vendor accounted for 31.9 % and 28.3% of total purchases and one vendor accounted for 48.7% and 54.4% of contract manufacturing costs, respectively.   At September 30th, 2019 and December 31, 2018, the amounts due to the vendor in accounts payable were $119,905 and $70,239, respectively.  At September 30th, 2019 and December 31, 2018, the amounts due to the contract manufacturing vendor was $71,752 and $0, respectively.

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION) NOTES TO THE UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30TH, 2019 & 2018

NOTE 7 - COMMITMENTS AND CONTINGENCIES

OPERATING LEASING COMMITMENTS

The Company rents its headquarter office in Woodbury, NY from Ship 142 LLC an entity related through common ownership on a month-to-month basis. The Company also pays insurance, real estate taxes and other operating expenses related to this property. Total rent paid to this entity was $75,381 and $71,428 for the nine-months ended September 30, 2019 and 2018, respectively.  At each of September 30, 2019 and December 31, 2018, Ship 142 owed the company $75,461 and $68,292, respectively.

The Company also rents additional warehouse space in Norfolk, NY from Meroke Realty Corp a related entity through common ownership on a month-to-month basis. Total rent paid to this entity was $103,500 for both of the nine-months ended September 30, 2019 and 2018, respectively.  At each of September 30, 2019 and December 31, 2018, Meroke owed the Company $65,000 and $58,825, respectively.

LITIGATION

From time to time, the Company is a party to litigation arising in the normal course of its business operations. In the opinion of management, it is not anticipated that the settlement or resolution of any such matters will have a material adverse impact on the Company’s financial condition, liquidity or results of operations.

Sales and Use Tax

The Company has concluded that it failed to collect and remit sales and use taxes for certain sales and in certain jurisdictions during 2019 and previous periods.  In analyzing this issue, the Company concluded that the nature of certain of its sales gave rise to a sales and use tax obligation that was neither collected from customers, nor remitted to the taxing authorities.  Accordingly, the Company believes a loss contingency is probable of occurrence and conducted a state-by-state analysis, based on historical sales, the existence of valid exemption certificates, and other assumptions in order to estimate the exposure.  Based upon its analysis the Company concluded the exposure is both probable and reasonably estimable and has recorded a liability of approximately $5.1 million and $4.8 million as of September 30th, 2019 and as of December 31, 2018, respectively, of which approximately $310,000 and $260,000 was recorded to general and administrative expense for the nine-months ended September 30, 2019 and 2018 as an increase to the obligation.

Sound Masking Business (Carved-out Business of LENCORE ACOUSTICS CORPORATION) NOTES TO THE UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30TH, 2019 & 2018

NOTE 8 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events through March 6, 2020, the date of which the financial statements were available to be issued.

On November 19, 2019 the Parent entered into a Letter of Intent with a third party to sell the sound masking business of the Parent pursuant to a share purchase agreement on or before January 31, 2020, for which the deadline was subsequently extended (the “Proposed Transaction”).  The Proposed Transaction envisions that the Company will be sold on a cash-free/debt-free basis, will exclude i) all business activity and holdings other than the sound masking business and ii) all real estate owned by affiliates of the Parent – specifically, Meroke Realty Corp and Ship 142, LLC.

On January 20, 2020, the Company discontinued its relationship with Custom Acoustics, a related party.